UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2025

First Busey Corporation

(Exact name of Registrant as specified in its charter)

Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11440 Tomahawk Creek Parkway

Leawood, Kansas 66211

(Address of Principal Executive Offices)

(217) 365-4544

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 13, 2025, First Busey Corporation (“Busey”) and Busey Bank entered into an Underwriting Agreement (the “Underwriting Agreement”) with Piper Sandler & Co., Morgan Stanley & Co. LLC, and Keefe, Bruyette & Woods, Inc. as representatives for the several underwriters set forth on Schedule A to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which Busey agreed to sell, and each Underwriter has severally and not jointly agreed to purchase, subject to and upon the terms and conditions set forth therein, an aggregate of 8,000,000 depositary shares (the “Depositary Shares”) each representing a 1/40th ownership interest in a share of Busey’s 8.25% Fixed-Rate Series B Non-Cumulative Perpetual Preferred Stock, $0.001 par value per share, with a liquidation preference of $1,000 per share (equivalent to $25 per Depositary Share), in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333- 274620), and a related prospectus, including the related prospectus supplement, filed by Busey with the Securities and Exchange Commission. The Underwriting Agreement contains various representations, warranties and agreements by Busey, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

On May 14, 2025, Busey issued a press release announcing the pricing of the underwritten public offering of Depositary Shares. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 13, 2025.
99.1	Press Release, dated May 14, 2025 issued by First Busey Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BUSEY CORPORATION

Date:	May 14, 2025	By:	/s/ SCOTT A. PHILLIPS
Scott A. Phillips
Interim Chief Financial Officer, Executive Vice President and Chief Accounting Officer